ARTICLES OF MERGER

Pursuant to the provisions of the Florida Business Corporation Act and the Nevada Revised Statutes, the undersigned corporations adopt the following Articles of Merger for the purpose of merging them into one of such corporations:

 FIRST:The names of the undersigned corporations and the states under the law of which they are respectively organized are:

     FAIRFAX GROUP, INC., a Florida corporation
     FAIRFAX GROUP, INC., a Nevada corporation

 SECOND:The laws of each of Florida and Nevada permit such merger.

 THIRD:The name of the surviving corporation is Fairfax Group, Inc. and it is to be governed by the laws of the State of Florida.

 FOURTH:On July 31, 1998, the following Agreement and Plan of Merger was approved by the shareholders of each of the undersigned corporations in the manner prescribed by the Florida Business Corporation Act and the Nevada Revised Statutes, respectively, and was approved by each of the undersigned corporations in the manner prescribed by the laws of the state under which it is organized:

           See Exhibit A attached hereto
     and by this reference incorporated herein

FIFTH: As to each of the undersigned corporations, the number of shares outstanding and the designations and number of outstanding shares of each class entitled to vote as a class on such Agreement and Plan of Merger are as follows:


                          Number         Number
                          of Shares      of Shares
Name of Corporation       Outstanding    Designation    Authorized

Fairfax Group, Inc.,      6,150,000      Common         25,000,000
a Nevada corporation

Fairfax Group, Inc.,100                  Common         20,000,000
a Florida corporation


SIXTH: As to each of the undersigned corporations, the total number ofshares voted for and against such Agreement and Plan of Merger, respectively, and, as to each class entitled to vote thereon as a class, the number of shares of such class voted for and against such Agreement and Plan of Merger, respectively, are as follows:

                              Total Voted            Total Voted
Name of Corporation               For                   Against
Fairfax Group, Inc.,          5,800,000                   0
 a Nevada corporation

Fairfax Group, Inc.,                100                   0
  a Florida corporation


SEVENTH: The surviving corporation is to be governed by the laws of the State of Florida and hereby (a) agrees that it may be served with process in the State of Nevada in any proceeding for the enforcement of the rights of a dissenting shareholder of such corporation against the surviving corporation, (b) irrevocably appoints the Secretary of State of the State of Nevada as its agent to accept service of process in any such proceeding (and directs the Secretary of State to mail a copy of any process served to the surviving corporation at 6758 N. Military Trail, West Palm Beach, Florida 33407, Attn. Ernest L. Porter), (c) agrees that it will furnish a copy of the Agreement and Plan of Merger to any of its shareholders or to any person who was a shareholder of Fairfax Group, Inc., a Nevada corporation, upon written request and without charge, and (d) agrees that it will promptly pay to the dissenting shareholders of such Nevada corporation the amount, if any, to which they shall be entitled under the provisions of the Nevada Revised Statutes with respect to the rights of dissenting shareholders.

             [SIGNATURES APPEAR ON THE FOLLOWING PAGE]









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

Dated:  July30, 1998

                                     Fairfax Group, Inc.,
                                     a Nevada corporation

                                     BY:/s/Ernest L. Porter
                                        Ernest L. Porter, President


                                     Fairfax Group, Inc.,
                                     a Florida corporation

                                     BY:/s/Ernest L. Porter
                                        Ernest L. Porter, President

STATE OF FLORIDA
                     ss.
COUNTY OF PALM BEACH

     The foregoing instrument was subscribed, sworn to and acknow-ledged before me this 30th day of July, 1998, by Ernest L. Porter who is personally known to me or who has produced Florida State or __________________ State Driver's License, Number
 As identification and who did take an oath.

      Executed this 30th day of July, 1998.


                                   /s/H.A. Ross
SEAL                               Signature of Notary

                                   H.A. Ross
                                   Name of Notary Printed












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